UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2020

CVS HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive, Woonsocket, Rhode Island	02895
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 765-1500

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 - Other Events

Item 8.01.	Other Events

On December 21, 2020, CVS Health Corporation, a Delaware corporation (the “Company”), issued press releases announcing the (A) early results and upsize of its previously announced cash tender offers (each, a “Tender Offer” and collectively, the “Tender Offers”) and (B) pricing of the Tender Offers. The Tender Offers were upsized by increasing the Aggregate Maximum Amount (as defined below) of the Tender Offers to $4,500,000,000 from $4,000,000,000 and by increasing the 2025 Notes Maximum Amount (as defined below) to $1,049,919,000 from $1,000,000,000 and the 2028 Notes Maximum Amount (as defined below) to $1,950,081,000 from $1,500,000,000.

The Tender Offers, as amended, consist of (i) up to $1,500,000,000 aggregate principal amount (the “2023 Notes Maximum Amount”) of its 4.000% Senior Notes due 2023 and 3.700% Senior Notes due 2023 and the 2.800% Senior Notes due 2023 issued by its wholly-owned subsidiary, Aetna Inc. (collectively, the “2023 Notes”), (ii) up to $1,049,919,000 aggregate principal amount (as increased and amended, the “2025 Notes Maximum Amount”) of its 4.100% Senior Notes due 2025 and 3.875% Senior Notes due 2025 (collectively, the “2025 Notes”) and (iii) up to $1,950,081,000 aggregate principal amount (as increased and amended, the “2028 Notes Maximum Amount”) of its 4.300% Senior Notes due 2028 (the “2028 Notes”, and, together with the 2023 Notes and the 2025 Notes, the “Notes”) validly tendered and accepted for purchase in connection with the Company’s previously announced cash tender offers commenced on December 7, 2020. The sum of the 2023 Notes Maximum Amount, the 2025 Notes Maximum Amount and the 2028 Notes Maximum Amount is $4,500,000,000 (as increased and amended, the “Aggregate Maximum Amount”).

Because the Company expects to accept for purchase the Maximum Aggregate Amount of Notes, no additional Notes are expected to be purchased pursuant to the Tender Offers after December 22, 2020, the early settlement date for such Notes validly tendered and accepted for purchase by the Company.

Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2, which are incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits.

The exhibits to this Current Report on Form 8-K are as follows:

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release of CVS Health Corporation dated December 21, 2020

99.2	Press Release of CVS Health Corporation dated December 21, 2020

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

Date: December 21, 2020	By:	/s/ Eva C. Boratto
Eva C. Boratto
Executive Vice President and Chief Financial Officer